                                                                EXHIBIT 99.16

INVESTMENT PERFORMANCE -- EV MARATHON ALABAMA MUNICIPALS FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from May 1, 1992 through August 31, 1996 and for the 1 year period ended
August 31, 1996.



                                         VALUE OF A $1,000 INVESTMENT


                                  VALUE OF       VALUE OF
                                INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     BEFORE DEDUCTING CDSC     AFTER DEDUCTING CDSC
PERIOD            DATE          ON 08/31/96    ON 08/31/96    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED

LIFE OF
FUND              05/01/92      $1,303.02      $1,283.02      30.30%      6.29%         28.30%      5.91%

1 YEAR ENDED
08/31/96          08/31/95      $1,048.51      $998.51        4.85%       4.85%         -0.15%      -0.15%





Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC *


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC **
                         P         =  an initial investment of $1,000


 *  The average annual total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

**  The cumulative total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

                                              Exhibit 16



                  EV MARATHON ALABAMA MUNICIPALS FUND
          30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



                    For the 30 days ended 8/31/96:

                            Interest Income Earned:    $502,549
 Plus                       Dividend Income Earned:
                                                       --------
 Equal                                Gross Income:    $502,549

 Minus                                    Expenses:     $95,575
                                                       --------
 Equal                       Net Investment Income:    $406,974

 Divided by          Average daily number of shares
                     outstanding that were entitled
                              to receive dividends:    9,773,937
                                                       --------
 Equal      Net Investment Income Earned Per Share:     $0.0416

                 Net Asset Value Per Share 8/31/96:      $10.46

                                     30 Day Yield*:       4.82%

 Divided by          One minus the Tax Rate of 31%:        0.69
                                                       --------
 Equal                     Tax Equivalent Yield **:       6.99%

          Divided by one minus a tax rate of 34.45%:     0.6555
                                                       --------
 Equal                     Tax Equivalent Yield***:       7.35%




 *   Yield is calculated on a bond equivalent rate as follows:
                         6
 2[(($0.0416/$10.46)+1)-1]

 **  Assuming a tax rate of 31%

 *** Assuming a combined federal and Alabama tax rate of 34.45%

INVESTMENT PERFORMANCE -- EV MARATHON ARKANSAS MUNICIPALS FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from October 2, 1992 through August 31, 1996 and for the 1 year period ended
August 31, 1996.



                                         VALUE OF A $1,000 INVESTMENT


                                  VALUE OF       VALUE OF
                                INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     BEFORE DEDUCTING CDSC     AFTER DEDUCTING CDSC
PERIOD            DATE          ON 08/31/96    ON 08/31/96    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED

LIFE OF
FUND              10/02/92      $1,238.14      $1,208.14      23.81%      5.60%         20.81%      4.94%

1 YEAR ENDED
08/31/96          08/31/95      $1,040.54      $990.83        4.05%       4.05%         -0.92%      -0.92%





Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC *


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC **
                         P         =  an initial investment of $1,000


 *  The average annual total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

**  The cumulative total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

                                              Exhibit 16



                  EV MARATHON ARKANSAS MUNICIPALS FUND
          30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



                    For the 30 days ended 8/31/96:

                            Interest Income Earned:    $360,289
 Plus                       Dividend Income Earned:
                                                       --------
 Equal                                Gross Income:    $360,289

 Minus                                    Expenses:     $97,306
                                                       --------
 Equal                       Net Investment Income:    $262,983

 Divided by          Average daily number of shares
                     outstanding that were entitled
                              to receive dividends:    7,215,919
                                                       --------
 Equal      Net Investment Income Earned Per Share:     $0.0364

                 Net Asset Value Per Share 8/31/96:      $10.19

                                     30 Day Yield*:       4.33%

 Divided by          One minus the Tax Rate of 31%:        0.69
                                                       --------
 Equal                     Tax Equivalent Yield **:       6.28%

          Divided by one minus a tax rate of 35.83%:     0.6417
                                                       --------
 Equal                     Tax Equivalent Yield***:       6.75%




 *   Yield is calculated on a bond equivalent rate as follows:
                         6
 2[(($0.0364/$10.19)+1)-1]

 **  Assuming a tax rate of 31%

 *** Assuming a combined federal and Arkansas tax rate of 35.83%

INVESTMENT PERFORMANCE -- EV MARATHON GEORGIA MUNICIPALS FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from December 23, 1991 through August 31, 1996 and for the 1 year period ended
August 31, 1996.



                                         VALUE OF A $1,000 INVESTMENT


                                  VALUE OF       VALUE OF
                                INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     BEFORE DEDUCTING CDSC     AFTER DEDUCTING CDSC
PERIOD            DATE          ON 08/31/96    ON 08/31/96    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED

LIFE OF
FUND              12/23/91      $1,258.14      $1,238.52      25.81%      5.02%         23.85%      4.67%

1 YEAR ENDED
08/31/96          08/31/95      $1,049.06      $999.06        4.91%       4.91%         -0.09%      -0.09%





Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC *


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC **
                         P         =  an initial investment of $1,000


 *  The average annual total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

**  The cumulative total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

                                              Exhibit 16



                  EV MARATHON GEORGIA MUNICIPALS FUND
          30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



                    For the 30 days ended 8/31/96:

                            Interest Income Earned:    $543,812
 Plus                       Dividend Income Earned:
                                                     ----------
 Equal                                Gross Income:    $543,812

 Minus                                    Expenses:    $137,095
                                                     ----------
 Equal                       Net Investment Income:    $406,717

 Divided by          Average daily number of shares
                     outstanding that were entitled
                              to receive dividends:  10,981,462
                                                     ----------
 Equal      Net Investment Income Earned Per Share:     $0.0370

                 Net Asset Value Per Share 8/31/96:       $9.80

                                     30 Day Yield*:       4.56%

 Divided by          One minus the Tax Rate of 31%:        0.69
                                                     ----------
 Equal                     Tax Equivalent Yield **:       6.61%

          Divided by one minus a tax rate of 35.14%:     0.6486
                                                     ----------
 Equal                     Tax Equivalent Yield***:       7.03%




 *   Yield is calculated on a bond equivalent rate as follows:
                         6
 2[(($0.037 /$.8)+1)-1]

 **  Assuming a tax rate of 31%

 *** Assuming a combined federal and Georgia tax rate of 35.14%

INVESTMENT PERFORMANCE -- EV MARATHON KENTUCKY MUNICIPALS FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from December 23, 1991 through August 31, 1996 and for the 1 year period ended
August 31, 1996.



                                         VALUE OF A $1,000 INVESTMENT


                                  VALUE OF       VALUE OF
                                INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     BEFORE DEDUCTING CDSC     AFTER DEDUCTING CDSC
PERIOD            DATE          ON 08/31/96    ON 08/31/96    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED

LIFE OF
FUND              12/23/91      $1,277.39      $1,257.45      27.74%      5.36%         25.74%      5.01%

1 YEAR ENDED
08/31/96          08/31/95      $1,044.52      $994.62        4.45%       4.45%         -0.54%      -0.54%





Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC *


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC **
                         P         =  an initial investment of $1,000


 *  The average annual total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

**  The cumulative total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

                                              Exhibit 16



                  EV MARATHON KENTUCKY MUNICIPALS FUND
          30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



                    For the 30 days ended 8/31/96:

                            Interest Income Earned:    $655,862
 Plus                       Dividend Income Earned:
                                                     ----------
 Equal                                Gross Income:    $655,862

 Minus                                    Expenses:    $149,811
                                                     ----------
 Equal                       Net Investment Income:    $506,051

 Divided by          Average daily number of shares
                     outstanding that were entitled
                              to receive dividends:  13,232,571
                                                     ----------
 Equal      Net Investment Income Earned Per Share:     $0.0382

                 Net Asset Value Per Share 8/31/96:       $9.97

                                     30 Day Yield*:       4.65%

 Divided by          One minus the Tax Rate of 31%:        0.69
                                                     ----------
 Equal                     Tax Equivalent Yield **:       6.74%

          Divided by one minus a tax rate of 35.14%:     0.6486
                                                     ----------
 Equal                     Tax Equivalent Yield***:       7.17%




 *   Yield is calculated on a bond equivalent rate as follows:
                         6
 2[(($0.0382/$9.97)+1)-1]

 **  Assuming a tax rate of 31%

 *** Assuming a combined federal and Kentucky tax rate of 35.14%

INVESTMENT PERFORMANCE -- EV MARATHON LOUISIANA MUNICIPALS FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from October 2, 1992 through August 31, 1996 and for the 1 year period ended
August 31, 1996.



                                         VALUE OF A $1,000 INVESTMENT


                                  VALUE OF       VALUE OF
                                INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     BEFORE DEDUCTING CDSC     AFTER DEDUCTING CDSC
PERIOD            DATE          ON 08/31/96    ON 08/31/96    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED

LIFE OF
FUND              10/02/92      $1,231.93      $1,202.05      23.19%      5.46%         20.20%      4.81%

1 YEAR ENDED
08/31/96          08/31/95      $1,047.67      $997.77        4.77%       4.77%         -0.22%      -0.22%





Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC *


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC **
                         P         =  an initial investment of $1,000


 *  The average annual total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

**  The cumulative total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

                                              Exhibit 16



                  EV MARATHON LOUISIANA MUNICIPALS FUND
          30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



                    For the 30 days ended 8/31/96:

                            Interest Income Earned:    $184,269
 Plus                       Dividend Income Earned:
                                                      ---------
 Equal                                Gross Income:    $184,269

 Minus                                    Expenses:     $37,408
                                                      ---------
 Equal                       Net Investment Income:    $146,861

 Divided by          Average daily number of shares
                     outstanding that were entitled
                              to receive dividends:   3,307,163
                                                      ---------
 Equal      Net Investment Income Earned Per Share:     $0.0444

                 Net Asset Value Per Share 8/31/96:       $9.96

                                     30 Day Yield*:       5.41%

 Divided by          One minus the Tax Rate of 31%:        0.69
                                                      ---------
 Equal                     Tax Equivalent Yield **:       7.84%

          Divided by one minus a tax rate of 35.14%:     0.6486
                                                      ---------
 Equal                     Tax Equivalent Yield***:       8.34%




 *   Yield is calculated on a bond equivalent rate as follows:
                         6
 2[(($0.0444/$9.96)+1)-1]

 **  Assuming a tax rate of 31%

 *** Assuming a combined federal and Louisiana tax rate of 35.14%

INVESTMENT PERFORMANCE -- EV MARATHON MARYLAND MUNICIPALS FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from February 3, 1992 through August 31, 1996 and for the 1 year period ended
August 31, 1996.



                                         VALUE OF A $1,000 INVESTMENT


                                  VALUE OF       VALUE OF
                                INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     BEFORE DEDUCTING CDSC     AFTER DEDUCTING CDSC
PERIOD            DATE          ON 08/31/96    ON 08/31/96    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED

LIFE OF
FUND              02/03/92      $1,301.15      $1,281.15      30.12%      5.92%         28.12%      5.56%

1 YEAR ENDED
08/31/96          08/31/95      $1,054.40      $1,004.40      5.44%       5.44%         0.44%       0.44%





Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC *


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC **
                         P         =  an initial investment of $1,000


 *  The average annual total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

**  The cumulative total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

                                              Exhibit 16



                  EV MARATHON MARYLAND MUNICIPALS FUND
          30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



                    For the 30 days ended 8/31/96:

                            Interest Income Earned:    $545,558
 Plus                       Dividend Income Earned:
                                                     ----------
 Equal                                Gross Income:    $545,558

 Minus                                    Expenses:    $144,959
                                                     ----------
 Equal                       Net Investment Income:    $400,599

 Divided by          Average daily number of shares
                     outstanding that were entitled
                              to receive dividends:  10,633,908
                                                     ----------
 Equal      Net Investment Income Earned Per Share:     $0.0377

                 Net Asset Value Per Share 8/31/96:      $10.30

                                     30 Day Yield*:       4.43%

 Divided by          One minus the Tax Rate of 31%:        0.69
                                                     ----------
 Equal                     Tax Equivalent Yield **:       6.41%

          Divided by one minus a tax rate of 36.52%:     0.6348
                                                     ----------
 Equal                     Tax Equivalent Yield***:       6.98%




 *   Yield is calculated on a bond equivalent rate as follows:
                         6
 2[(($0.0377/$10.3)+1)-1]

 **  Assuming a tax rate of 31%

 *** Assuming a combined federal and Maryland tax rate of 36.52%

INVESTMENT PERFORMANCE -- EV MARATHON MISSOURI MUNICIPALS FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from May 1, 1992 through August 31, 1996 and for the 1 year period ended
August 31, 1996.



                                         VALUE OF A $1,000 INVESTMENT


                                  VALUE OF       VALUE OF
                                INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     BEFORE DEDUCTING CDSC     AFTER DEDUCTING CDSC
PERIOD            DATE          ON 08/31/96    ON 08/31/96    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED

LIFE OF
FUND              05/01/92      $1,315.42      $1,295.42      31.54%      6.52%         29.54%      6.14%

1 YEAR ENDED
08/31/96          08/31/95      $1,045.99      $995.99        4.60%       4.60%         -0.40%      -0.40%





Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC *


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC **
                         P         =  an initial investment of $1,000


 *  The average annual total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

**  The cumulative total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

                                              Exhibit 16



                  EV MARATHON MISSOURI MUNICIPALS FUND
          30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



                    For the 30 days ended 8/31/96:

                            Interest Income Earned:    $411,194
 Plus                       Dividend Income Earned:
                                                       --------
 Equal                                Gross Income:    $411,194

 Minus                                    Expenses:    $109,183
                                                       --------
 Equal                       Net Investment Income:    $302,011

 Divided by          Average daily number of shares
                     outstanding that were entitled
                              to receive dividends:    7,883,272
                                                       --------
 Equal      Net Investment Income Earned Per Share:     $0.0383

                 Net Asset Value Per Share 8/31/96:      $10.58

                                     30 Day Yield*:       4.38%

 Divided by          One minus the Tax Rate of 31%:        0.69
                                                       --------
 Equal                     Tax Equivalent Yield **:       6.35%

          Divided by one minus a tax rate of 35.14%:     0.6768
                                                       --------

 Equal                     Tax Equivalent Yield***:       6.47%




 *   Yield is calculated on a bond equivalent rate as follows:
                         6
 2[(($0.0383/$10.58)+1)-1]

 **  Assuming a tax rate of 31%

 *** Assuming a combined federal and Missouri tax rate of 35.14%

INVESTMENT PERFORMANCE -- EV MARATHON NORTH CAROLINA MUNICIPALS FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from October 23, 1991 through August 31, 1996 and for the 1 year period ended
August 31, 1996.



                                         VALUE OF A $1,000 INVESTMENT


                                  VALUE OF       VALUE OF
                                INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     BEFORE DEDUCTING CDSC     AFTER DEDUCTING CDSC
PERIOD            DATE          ON 08/31/96    ON 08/31/96    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED

LIFE OF
FUND              10/23/91      $1,289.95      $1,270.01      29.00%      5.38%         27.00%      5.04%

1 YEAR ENDED
08/31/96          08/31/95      $1,048.29      $998.29        4.83%       4.83%         -0.17%      -0.17%





Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC *


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC **
                         P         =  an initial investment of $1,000


 *  The average annual total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

**  The cumulative total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

                                              Exhibit 16



                  EV MARATHON NORTH CAROLINA MUNICIPALS FUND
          30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



                    For the 30 days ended 8/31/96:

                            Interest Income Earned:    $855,524
 Plus                       Dividend Income Earned:
                                                     ----------
 Equal                                Gross Income:    $855,524

 Minus                                    Expenses:    $228,956
                                                     ----------
 Equal                       Net Investment Income:    $626,568

 Divided by          Average daily number of shares
                     outstanding that were entitled
                              to receive dividends:  17,151,758
                                                     ----------
 Equal      Net Investment Income Earned Per Share:     $0.0365

                 Net Asset Value Per Share 8/31/96:      $10.03

                                     30 Day Yield*:       4.39%

 Divided by          One minus the Tax Rate of 31%:        0.69
                                                     ----------
 Equal                     Tax Equivalent Yield **:       6.36%

          Divided by one minus a tax rate of 36.35%:     0.6365
                                                     ----------
 Equal                     Tax Equivalent Yield***:       6.90%




 *   Yield is calculated on a bond equivalent rate as follows:
                         6
 2[(($0.0365/$10.03)+1)-1]

 **  Assuming a tax rate of 31%

 *** Assuming a combined federal and North Carolina tax rate of 36.35%

INVESTMENT PERFORMANCE -- EV MARATHON OREGON MUNICIPALS FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from December 24, 1991 through August 31, 1996 and for the 1 year period ended
August 31, 1996.



                                         VALUE OF A $1,000 INVESTMENT


                                  VALUE OF       VALUE OF
                                INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     BEFORE DEDUCTING CDSC     AFTER DEDUCTING CDSC
PERIOD            DATE          ON 08/31/96    ON 08/31/96    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED

LIFE OF
FUND              12/24/91      $1,306.95      $1,286.95      30.70%      5.87%         28.70%      5.53%

1 YEAR ENDED
08/31/96          08/31/95      $1,038.01      $988.35        3.80%       3.80%         -1.17%      -1.17%





Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC *


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC **
                         P         =  an initial investment of $1,000


 *  The average annual total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

**  The cumulative total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

                                              Exhibit 16



                  EV MARATHON OREGON MUNICIPALS FUND
          30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



                    For the 30 days ended 8/31/96:

                            Interest Income Earned:    $631,578
 Plus                       Dividend Income Earned:
                                                     ----------
 Equal                                Gross Income:    $631,578

 Minus                                    Expenses:    $167,162
                                                     ----------
 Equal                       Net Investment Income:    $464,416

 Divided by          Average daily number of shares
                     outstanding that were entitled
                              to receive dividends:  12,588,251
                                                     ----------
 Equal      Net Investment Income Earned Per Share:     $0.0369

                 Net Asset Value Per Share 8/31/96:      $10.24

                                     30 Day Yield*:       4.36%

 Divided by          One minus the Tax Rate of 31%:        0.69
                                                     ----------
 Equal                     Tax Equivalent Yield **:       6.32%

          Divided by one minus a tax rate of 37.21%:     0.6279
                                                     ----------
 Equal                     Tax Equivalent Yield***:       6.94%




 *   Yield is calculated on a bond equivalent rate as follows:
                         6
 2[(($0.0369/$10.24)+1)-1]

 **  Assuming a tax rate of 31%

 *** Assuming a combined federal and Oregon tax rate of 37.21%

INVESTMENT PERFORMANCE -- EV MARATHON SOUTH CAROLINA MUNICIPALS FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from October 2, 1992 through August 31, 1996 and for the 1 year period ended
August 31, 1996.



                                         VALUE OF A $1,000 INVESTMENT


                                  VALUE OF       VALUE OF
                                INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     BEFORE DEDUCTING CDSC     AFTER DEDUCTING CDSC
PERIOD            DATE          ON 08/31/96    ON 08/31/96    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED

LIFE OF
FUND              10/02/92      $1,214.10      $1,184.10      21.41%      5.07%         18.41%      4.40%

1 YEAR ENDED
08/31/96          08/31/95      $1,049.16      $999.16        4.92%       4.92%         -0.08%      -0.08%





Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC *


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC **
                         P         =  an initial investment of $1,000


 *  The average annual total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

**  The cumulative total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

                                              Exhibit 16



                  EV MARATHON SOUTH CAROLINA MUNICIPALS FUND
          30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



                    For the 30 days ended 8/31/96:

                            Interest Income Earned:    $295,595
 Plus                       Dividend Income Earned:
                                                      ---------
 Equal                                Gross Income:    $295,595

 Minus                                    Expenses:     $75,690
                                                      ---------
 Equal                       Net Investment Income:    $219,905

 Divided by          Average daily number of shares
                     outstanding that were entitled
                              to receive dividends:   5,762,023
                                                      ---------
 Equal      Net Investment Income Earned Per Share:     $0.0382

                 Net Asset Value Per Share 8/31/96:      $10.02

                                     30 Day Yield*:       4.61%

 Divided by          One minus the Tax Rate of 31%:        0.69
                                                      ---------
 Equal                     Tax Equivalent Yield **:       6.68%

          Divided by one minus a tax rate of 35.83%:     0.6417
                                                      ---------
 Equal                     Tax Equivalent Yield***:       7.18%




 *   Yield is calculated on a bond equivalent rate as follows:
                         6
 2[(($0.0382/$10.02)+1)-1]

 **  Assuming a tax rate of 31%

 *** Assuming a combined federal and South Carolina tax rate of 35.83%

INVESTMENT PERFORMANCE -- EV MARATHON TENNESSEE MUNICIPALS FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from August 25, 1992 through August 31, 1996 and for the 1 year period ended
August 31, 1996.



                                         VALUE OF A $1,000 INVESTMENT


                                  VALUE OF       VALUE OF
                                INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     BEFORE DEDUCTING CDSC     AFTER DEDUCTING CDSC
PERIOD            DATE          ON 08/31/96    ON 08/31/96    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED

LIFE OF
FUND              08/25/92      $1,255.17      $1,235.17      25.52%      5.82%         23.52%      5.39%

1 YEAR ENDED
08/31/96          08/31/95      $1,051.55      $1,001.55      5.16%       5.16%         0.16%       0.16%





Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC *


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC **
                         P         =  an initial investment of $1,000


 *  The average annual total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

**  The cumulative total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

                                              Exhibit 16



                  EV MARATHON TENNESSEE MUNICIPALS FUND
          30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



                    For the 30 days ended 8/31/96:

                            Interest Income Earned:    $269,617
 Plus                       Dividend Income Earned:
                                                      ---------
 Equal                                Gross Income:    $269,617

 Minus                                    Expenses:     $67,547
                                                      ---------
 Equal                       Net Investment Income:    $202,070

 Divided by          Average daily number of shares
                     outstanding that were entitled
                              to receive dividends:   5,386,953
                                                      ---------
 Equal      Net Investment Income Earned Per Share:     $0.0375

                 Net Asset Value Per Share 8/31/96:      $10.15

                                     30 Day Yield*:       4.48%

 Divided by          One minus the Tax Rate of 31%:        0.69
                                                      ---------
 Equal                     Tax Equivalent Yield **:       6.49%

          Divided by one minus a tax rate of 35.14%:     0.6486
                                                      ---------
 Equal                     Tax Equivalent Yield***:       6.91%




 *   Yield is calculated on a bond equivalent rate as follows:
                         6
 2[(($0.0375/$10.15)+1)-1]

 **  Assuming a tax rate of 31%

 *** Assuming a combined federal and Tennessee tax rate of 35.14%

INVESTMENT PERFORMANCE -- EV MARATHON VIRGINIA MUNICIPALS FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from July 26, 1991 through August 31, 1996 and for the 1 and 5 year periods ended
August 31, 1996.



                                         VALUE OF A $1,000 INVESTMENT


                                  VALUE OF       VALUE OF
                                INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     BEFORE DEDUCTING CDSC     AFTER DEDUCTING CDSC
PERIOD            DATE          ON 08/31/96    ON 08/31/96    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED

LIFE OF
FUND              07/26/91      $1,351.55      $1,341.55      35.16%      6.08%         34.16%      5.93%

5 YEARS ENDED
08/31/96          08/31/91      $1,338.12      $1,318.12      33.81%      6.00%         31.81%      5.68%

1 YEAR ENDED
08/31/96          08/31/95      $1,046.83      $996.83        4.68%       4.68%         -0.32%      -0.32%


Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC *


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC **
                         P         =  an initial investment of $1,000


 *  The average annual total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

**  The cumulative total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

                                              Exhibit 16



                  EV MARATHON VIRGINIA MUNICIPALS FUND
          30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



                    For the 30 days ended 8/31/96:

                            Interest Income Earned:    $882,770
 Plus                       Dividend Income Earned:
                                                     ----------
 Equal                                Gross Income:    $882,770

 Minus                                    Expenses:    $225,349
                                                     ----------
 Equal                       Net Investment Income:    $657,421

 Divided by          Average daily number of shares
                     outstanding that were entitled
                              to receive dividends:  17,264,255
                                                     ----------
 Equal      Net Investment Income Earned Per Share:     $0.0381

                 Net Asset Value Per Share 8/31/96:      $10.33

                                     30 Day Yield*:       4.46%

 Divided by          One minus the Tax Rate of 31%:        0.69
                                                     ----------
 Equal                     Tax Equivalent Yield **:       6.46%

          Divided by one minus a tax rate of 34.97%:     0.6503
                                                     ----------
 Equal                     Tax Equivalent Yield***:       6.86%




 *   Yield is calculated on a bond equivalent rate as follows:
                         6
 2[(($0.0381/$10.33)+1)-1]

 **  Assuming a tax rate of 31%

 *** Assuming a combined federal and Virginia tax rate of 34.97%

INVESTMENT PERFORMANCE -- EV TRADITIONAL ALABAMA MUNICIPALS FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from May 1, 1992 through August 31, 1996 and for the 1 year period ended
August 31, 1996.  Total return for the period prior to the Fund's commencement of operations is for the Portfolio (or its predecessor) adjusted for the Fund's sales charge.


                                         VALUE OF A $1,000 INVESTMENT


                                VALUE OF       VALUE OF            TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    INITIAL        INVESTMENT     EXCLUDING SALES CHARGE    INCLUDING SALES CHARGE
PERIOD            DATE          INVESTMENT*    ON 08/31/96    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED

LIFE OF
FUND              05/01/92      $962.00        $1,256.04      30.57%      6.34%         25.60%      5.39%

1 YEAR ENDED
08/31/96          08/31/95      $962.51        $1,015.34      5.49%       5.49%         1.53%       1.53%





Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000 **
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period
                         P         =  an initial investment of $1,000 ***


  * Initial investment less the current maximum sales charge of 3.75%.

 ** The average annual total return including the sales charge is calculated based on an initial investment of $1,000 less the maximum initial sales charge of 3.75%.

*** The cumulative total return including the sales charge is calculated based on an initial investment of $1,000 less maximum initial sales charge of 3.75%.

                                              Exhibit 16



                  EV TRADITIONAL ALABAMA MUNICIPALS FUND
          30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



                    For the 30 days ended 8/31/96:

                            Interest Income Earned:     $30,576
 Plus                       Dividend Income Earned:
                                                        -------
 Equal                                Gross Income:     $30,576

 Minus                                    Expenses:      $7,649
                                                        -------
 Equal                       Net Investment Income:     $22,927

 Divided by          Average daily number of shares
                     outstanding that were entitled
                              to receive dividends:     654,107
                                                        -------
 Equal      Net Investment Income Earned Per Share:     $0.0351

                 Net Asset Value Per Share 8/31/96:       $9.91

                                     30 Day Yield*:       4.28%

 Divided by          One minus the Tax Rate of 31%:        0.69
                                                        -------
 Equal                     Tax Equivalent Yield **:       6.20%

          Divided by one minus a tax rate of 34.45%:     0.6555
                                                        -------
 Equal                     Tax Equivalent Yield***:       6.53%




 *   Yield is calculated on a bond equivalent rate as follows:
                         6
 2[(($0.0351/$9.91)+1)-1]

 **  Assuming a tax rate of 31%

 *** Assuming a combined federal and Alabama tax rate of 34.45%

INVESTMENT PERFORMANCE -- EV TRADITIONAL ARKANSAS MUNICIPALS FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from October 2, 1992 through August 31, 1996 and for the 1 year period ended
August 31, 1996.  Total return for the period prior to the Fund's commencement of operations is for the Portfolio (or its predecessor) adjusted for the Fund's sales charge.


                                         VALUE OF A $1,000 INVESTMENT


                                VALUE OF       VALUE OF            TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    INITIAL        INVESTMENT     EXCLUDING SALES CHARGE    INCLUDING SALES CHARGE
PERIOD            DATE          INVESTMENT*    ON 08/31/96    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED

LIFE OF
FUND              10/02/92      $962.31        $1,207.98      25.53%      5.97%         20.80%      4.94%

1 YEAR ENDED
08/31/96          08/31/95      $962.86        $1,004.91      4.37%       4.37%         0.49%       0.49%





Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000 **
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period
                         P         =  an initial investment of $1,000 ***


  * Initial investment less the current maximum sales charge of 3.75%.

 ** The average annual total return including the sales charge is calculated based on an initial investment of $1,000 less the maximum initial sales charge of 3.75%.

*** The cumulative total return including the sales charge is calculated based on an initial investment of $1,000 less maximum initial sales charge of 3.75%.

                                              Exhibit 16



                  EV TRADITIONAL ARKANSAS MUNICIPALS FUND
          30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



                    For the 30 days ended 8/31/96:

                            Interest Income Earned:      $4,993
 Plus                       Dividend Income Earned:
                                                        -------
 Equal                                Gross Income:      $4,993

 Minus                                    Expenses:        $597
                                                        -------
 Equal                       Net Investment Income:      $4,396

 Divided by          Average daily number of shares
                     outstanding that were entitled
                              to receive dividends:     108,956
                                                        -------
 Equal      Net Investment Income Earned Per Share:     $0.0403

                 Net Asset Value Per Share 8/31/96:       $9.89

                                     30 Day Yield*:       4.94%

 Divided by          One minus the Tax Rate of 31%:        0.69
                                                        -------
 Equal                     Tax Equivalent Yield **:       7.16%

          Divided by one minus a tax rate of 35.83%:     0.6417
                                                        -------
 Equal                     Tax Equivalent Yield***:       7.70%




 *   Yield is calculated on a bond equivalent rate as follows:
                         6
 2[(($0.0403/$9.89)+1)-1]

 **  Assuming a tax rate of 31%

 *** Assuming a combined federal and Arkansas tax rate of 35.83%

INVESTMENT PERFORMANCE -- EV TRADITIONAL GEORGIA MUNICIPALS FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from December 23, 1991 through August 31, 1996 and for the 1 year period ended
August 31, 1996.  Total return for the period prior to the Fund's commencement of operations is for the Portfolio (or its predecessor) adjusted for the Fund's sales charge.


                                         VALUE OF A $1,000 INVESTMENT


                                VALUE OF       VALUE OF            TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    INITIAL        INVESTMENT     EXCLUDING SALES CHARGE    INCLUDING SALES CHARGE
PERIOD            DATE          INVESTMENT*    ON 08/31/96    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED

LIFE OF
FUND              12/23/91      $962.14        $1,207.07      25.46%      4.96%         20.71%      4.09%

1 YEAR ENDED
08/31/96          08/31/95      $962.30        $1,014.53      5.43%       5.43%         1.45%       1.45%





Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000 **
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period
                         P         =  an initial investment of $1,000 ***


  * Initial investment less the current maximum sales charge of 3.75%.

 ** The average annual total return including the sales charge is calculated based on an initial investment of $1,000 less the maximum initial sales charge of 3.75%.

*** The cumulative total return including the sales charge is calculated based on an initial investment of $1,000 less maximum initial sales charge of 3.75%.

                                              Exhibit 16



                  EV TRADITIONAL GEORGIA MUNICIPALS FUND
          30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



                    For the 30 days ended 8/31/96:

                            Interest Income Earned:      $7,983
 Plus                       Dividend Income Earned:
                                                        -------
 Equal                                Gross Income:      $7,983

 Minus                                    Expenses:        $881
                                                        -------
 Equal                       Net Investment Income:      $7,102

 Divided by          Average daily number of shares
                     outstanding that were entitled
                              to receive dividends:     173,788
                                                        -------
 Equal      Net Investment Income Earned Per Share:     $0.0409

                 Net Asset Value Per Share 8/31/96:       $9.56

                                     30 Day Yield*:       5.16%

 Divided by          One minus the Tax Rate of 31%:        0.69
                                                        -------
 Equal                     Tax Equivalent Yield **:       7.48%

          Divided by one minus a tax rate of 35.14%:     0.6486
                                                        -------
 Equal                     Tax Equivalent Yield***:       7.96%




 *   Yield is calculated on a bond equivalent rate as follows:
                         6
 2[(($0.0409/$9.56)+1)-1]

 **  Assuming a tax rate of 31%

 *** Assuming a combined federal and Georgia tax rate of 35.14%

INVESTMENT PERFORMANCE -- EV TRADITIONAL KENTUCKY MUNICIPALS FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from December 23, 1991 through August 31, 1996 and for the 1 year period ended
August 31, 1996.  Total return for the period prior to the Fund's commencement of operations is for the Portfolio (or its predecessor) adjusted for the Fund's sales charge.


                                         VALUE OF A $1,000 INVESTMENT


                                VALUE OF       VALUE OF            TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    INITIAL        INVESTMENT     EXCLUDING SALES CHARGE    INCLUDING SALES CHARGE
PERIOD            DATE          INVESTMENT*    ON 08/31/96    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED

LIFE OF
FUND              12/23/91      $962.78        $1,225.98      27.34%      5.29%         22.60%      4.44%

1 YEAR ENDED
08/31/96          08/31/95      $962.81        $1,010.08      4.91%       4.91%         1.01%       1.01%





Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000 **
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period
                         P         =  an initial investment of $1,000 ***


  * Initial investment less the current maximum sales charge of 3.75%.

 ** The average annual total return including the sales charge is calculated based on an initial investment of $1,000 less the maximum initial sales charge of 3.75%.

*** The cumulative total return including the sales charge is calculated based on an initial investment of $1,000 less maximum initial sales charge of 3.75%.

                                              Exhibit 16



                  EV TRADITIONAL KENTUCKY MUNICIPALS FUND
          30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



                    For the 30 days ended 8/31/96:

                            Interest Income Earned:      $6,123
 Plus                       Dividend Income Earned:
                                                        -------
 Equal                                Gross Income:      $6,123

 Minus                                    Expenses:        $431
                                                        -------
 Equal                       Net Investment Income:      $5,692

 Divided by          Average daily number of shares
                     outstanding that were entitled
                              to receive dividends:     134,727
                                                        -------
 Equal      Net Investment Income Earned Per Share:     $0.0422

                 Net Asset Value Per Share 8/31/96:       $9.66

                                     30 Day Yield*:       5.31%

 Divided by          One minus the Tax Rate of 31%:        0.69
                                                        -------
 Equal                     Tax Equivalent Yield **:       7.70%

          Divided by one minus a tax rate of 35.14%:     0.6486
                                                        -------
 Equal                     Tax Equivalent Yield***:       8.19%




 *   Yield is calculated on a bond equivalent rate as follows:
                         6
 2[(($0.0422/$9.66)+1)-1]

 **  Assuming a tax rate of 31%

 *** Assuming a combined federal and Kentucky tax rate of 35.14%

INVESTMENT PERFORMANCE -- EV TRADITIONAL LOUISIANA MUNICIPALS FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from October 2, 1992 through August 31, 1996 and for the 1 year period ended
August 31, 1996.  Total return for the period prior to the Fund's commencement of operations is for the Portfolio (or its predecessor) adjusted for the Fund's sales charge.


                                         VALUE OF A $1,000 INVESTMENT


                                VALUE OF       VALUE OF            TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    INITIAL        INVESTMENT     EXCLUDING SALES CHARGE    INCLUDING SALES CHARGE
PERIOD            DATE          INVESTMENT*    ON 08/31/96    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED

LIFE OF
FUND              10/02/92      $962.73        $1,230.23      27.78%      6.45%         23.02%      5.43%

1 YEAR ENDED
08/31/96          08/31/95      $962.29        $1,013.70      5.34%       5.34%         1.37%       1.37%





Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000 **
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period
                         P         =  an initial investment of $1,000 ***


  * Initial investment less the current maximum sales charge of 3.75%.

 ** The average annual total return including the sales charge is calculated based on an initial investment of $1,000 less the maximum initial sales charge of 3.75%.

*** The cumulative total return including the sales charge is calculated based on an initial investment of $1,000 less maximum initial sales charge of 3.75%.

                                              Exhibit 16



                  EV TRADITIONAL LOUISIANA MUNICIPALS FUND
          30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



                    For the 30 days ended 8/31/96:

                            Interest Income Earned:     $10,542
 Plus                       Dividend Income Earned:
                                                        -------
 Equal                                Gross Income:     $10,542

 Minus                                    Expenses:        $607
                                                        -------
 Equal                       Net Investment Income:      $9,935

 Divided by          Average daily number of shares
                     outstanding that were entitled
                              to receive dividends:     202,154
                                                        -------
 Equal      Net Investment Income Earned Per Share:     $0.0491

                 Net Asset Value Per Share 8/31/96:       $9.79

                                     30 Day Yield*:       6.10%

 Divided by          One minus the Tax Rate of 31%:        0.69
                                                        -------
 Equal                     Tax Equivalent Yield **:       8.84%

          Divided by one minus a tax rate of 35.14%:     0.6486
                                                        -------
 Equal                     Tax Equivalent Yield***:       9.40%




 *   Yield is calculated on a bond equivalent rate as follows:
                         6
 2[(($0.0491/$9.79)+1)-1]

 **  Assuming a tax rate of 31%

 *** Assuming a combined federal and Louisiana tax rate of 35.14%

INVESTMENT PERFORMANCE -- EV TRADITIONAL MARYLAND MUNICIPALS FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from February 3, 1992 through August 31, 1996 and for the 1 year period ended
August 31, 1996.  Total return for the period prior to the Fund's commencement of operations is for the Portfolio (or its predecessor) adjusted for the Fund's sales charge.


                                         VALUE OF A $1,000 INVESTMENT


                                VALUE OF       VALUE OF            TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    INITIAL        INVESTMENT     EXCLUDING SALES CHARGE    INCLUDING SALES CHARGE
PERIOD            DATE          INVESTMENT*    ON 08/31/96    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED

LIFE OF
FUND              02/03/92      $962.44        $1,262.24      31.14%      6.10%         26.22%      5.22%

1 YEAR ENDED
08/31/96          08/31/95      $962.05        $1,016.89      5.70%       5.70%         1.69%       1.69%





Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000 **
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period
                         P         =  an initial investment of $1,000 ***


  * Initial investment less the current maximum sales charge of 3.75%.

 ** The average annual total return including the sales charge is calculated based on an initial investment of $1,000 less the maximum initial sales charge of 3.75%.

*** The cumulative total return including the sales charge is calculated based on an initial investment of $1,000 less maximum initial sales charge of 3.75%.

                                              Exhibit 16



                  EV TRADITIONAL MARYLAND MUNICIPALS FUND
          30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



                    For the 30 days ended 8/31/96:

                            Interest Income Earned:      $4,585
 Plus                       Dividend Income Earned:
                                                        -------
 Equal                                Gross Income:      $4,585

 Minus                                    Expenses:        $586
                                                        -------
 Equal                       Net Investment Income:      $3,999

 Divided by          Average daily number of shares
                     outstanding that were entitled
                              to receive dividends:      99,424
                                                        -------
 Equal      Net Investment Income Earned Per Share:     $0.0402

                 Net Asset Value Per Share 8/31/96:       $9.80

                                     30 Day Yield*:       4.98%

 Divided by          One minus the Tax Rate of 31%:        0.69
                                                        -------
 Equal                     Tax Equivalent Yield **:       7.22%

          Divided by one minus a tax rate of 36.52%:     0.6348
                                                        -------
 Equal                     Tax Equivalent Yield***:       7.84%




 *   Yield is calculated on a bond equivalent rate as follows:
                         6
 2[(($0.0402/$9.8)+1)-1]

 **  Assuming a tax rate of 31%

 *** Assuming a combined federal and Maryland tax rate of 36.52%

INVESTMENT PERFORMANCE -- EV TRADITIONAL MISSOURI MUNICIPALS FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from May 1, 1992 through August 31, 1996 and for the 1 year period ended
August 31, 1996.  Total return for the period prior to the Fund's commencement of operations is for the Portfolio (or its predecessor) adjusted for the Fund's sales charge.


                                         VALUE OF A $1,000 INVESTMENT


                                VALUE OF       VALUE OF            TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    INITIAL        INVESTMENT     EXCLUDING SALES CHARGE    INCLUDING SALES CHARGE
PERIOD            DATE          INVESTMENT*    ON 08/31/96    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED

LIFE OF
FUND              05/01/92      $962.46        $1,272.89      32.25%      6.65%         27.29%      5.72%

1 YEAR ENDED
08/31/96          08/31/95      $962.44        $1,012.48      5.20%       5.20%         1.25%       1.25%





Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000 **
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period
                         P         =  an initial investment of $1,000 ***


  * Initial investment less the current maximum sales charge of 3.75%.

 ** The average annual total return including the sales charge is calculated based on an initial investment of $1,000 less the maximum initial sales charge of 3.75%.

*** The cumulative total return including the sales charge is calculated based on an initial investment of $1,000 less maximum initial sales charge of 3.75%.

                                              Exhibit 16



                  EV TRADITIONAL MISSOURI MUNICIPALS FUND
          30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



                    For the 30 days ended 8/31/96:

                            Interest Income Earned:     $11,843
 Plus                       Dividend Income Earned:
                                                        -------
 Equal                                Gross Income:     $11,843

 Minus                                    Expenses:      $1,813
                                                        -------
 Equal                       Net Investment Income:     $10,030

 Divided by          Average daily number of shares
                     outstanding that were entitled
                              to receive dividends:     253,586
                                                        -------
 Equal      Net Investment Income Earned Per Share:     $0.0396

                 Net Asset Value Per Share 8/31/96:       $9.93

                                     30 Day Yield*:       4.83%

 Divided by          One minus the Tax Rate of 31%:        0.69
                                                        -------
 Equal                     Tax Equivalent Yield **:       7.00%

          Divided by one minus a tax rate of 35.14%:     0.6768
                                                        -------
 Equal                     Tax Equivalent Yield***:       7.14%




 *   Yield is calculated on a bond equivalent rate as follows:
                         6
 2[(($0.0396/$9.93)+1)-1]

 **  Assuming a tax rate of 31%

 *** Assuming a combined federal and Missouri tax rate of 35.14%

INVESTMENT PERFORMANCE -- EV TRADITIONAL NORTH CAROLINA MUNICIPALS FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from October 23, 1991 through August 31, 1996 and for the 1 year period ended
August 31, 1996.  Total return for the period prior to the Fund's commencement of operations is for the Portfolio (or its predecessor) adjusted for the Fund's sales charge.


                                         VALUE OF A $1,000 INVESTMENT


                                VALUE OF       VALUE OF            TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    INITIAL        INVESTMENT     EXCLUDING SALES CHARGE    INCLUDING SALES CHARGE
PERIOD            DATE          INVESTMENT*    ON 08/31/96    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED

LIFE OF
FUND              10/23/91      $962.83        $1,250.87      29.92%      5.53%         25.09%      4.71%

1 YEAR ENDED
08/31/96          08/31/95      $962.65        $1,012.16      5.15%       5.15%         1.22%       1.22%





Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000 **
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period
                         P         =  an initial investment of $1,000 ***


  * Initial investment less the current maximum sales charge of 3.75%.

 ** The average annual total return including the sales charge is calculated based on an initial investment of $1,000 less the maximum initial sales charge of 3.75%.

*** The cumulative total return including the sales charge is calculated based on an initial investment of $1,000 less maximum initial sales charge of 3.75%.

                                              Exhibit 16



                  EV TRADITIONAL NORTH CAROLINA MUNICIPALS FUND
          30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



                    For the 30 days ended 8/31/96:

                            Interest Income Earned:     $82,605
 Plus                       Dividend Income Earned:
                                                       --------
 Equal                                Gross Income:     $82,605

 Minus                                    Expenses:     $12,772
                                                       --------
 Equal                       Net Investment Income:     $69,833

 Divided by          Average daily number of shares
                     outstanding that were entitled
                              to receive dividends:    1,783,262
                                                       --------
 Equal      Net Investment Income Earned Per Share:     $0.0392

                 Net Asset Value Per Share 8/31/96:       $9.69

                                     30 Day Yield*:       4.91%

 Divided by          One minus the Tax Rate of 31%:        0.69
                                                       --------
 Equal                     Tax Equivalent Yield **:       7.12%

          Divided by one minus a tax rate of 36.35%:     0.6365
                                                       --------
 Equal                     Tax Equivalent Yield***:       7.71%




 *   Yield is calculated on a bond equivalent rate as follows:
                         6
 2[(($0.0392/$9.69)+1)-1]

 **  Assuming a tax rate of 31%

 *** Assuming a combined federal and North Carolina tax rate of 36.35%

INVESTMENT PERFORMANCE -- EV TRADITIONAL OREGON MUNICIPALS FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from December 24, 1991 through August 31, 1996 and for the 1 year period ended
August 31, 1996.  Total return for the period prior to the Fund's commencement of operations is for the Portfolio (or its predecessor) adjusted for the Fund's sales charge.


                                         VALUE OF A $1,000 INVESTMENT


                                VALUE OF       VALUE OF            TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    INITIAL        INVESTMENT     EXCLUDING SALES CHARGE    INCLUDING SALES CHARGE
PERIOD            DATE          INVESTMENT*    ON 08/31/96    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED

LIFE OF
FUND              12/24/91      $962.30        $1,271.30      32.11%      6.12%         27.13%      5.25%

1 YEAR ENDED
08/31/96          08/31/95      $962.29        $1,003.24      4.25%       4.25%         0.32%       0.32%





Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000 **
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period
                         P         =  an initial investment of $1,000 ***


  * Initial investment less the current maximum sales charge of 3.75%.

 ** The average annual total return including the sales charge is calculated based on an initial investment of $1,000 less the maximum initial sales charge of 3.75%.

*** The cumulative total return including the sales charge is calculated based on an initial investment of $1,000 less maximum initial sales charge of 3.75%.

                                              Exhibit 16



                  EV TRADITIONAL OREGON MUNICIPALS FUND
          30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



                    For the 30 days ended 8/31/96:

                            Interest Income Earned:      $3,505
 Plus                       Dividend Income Earned:
                                                        -------
 Equal                                Gross Income:      $3,505

 Minus                                    Expenses:        $632
                                                        -------
 Equal                       Net Investment Income:      $2,873

 Divided by          Average daily number of shares
                     outstanding that were entitled
                              to receive dividends:      78,516
                                                        -------
 Equal      Net Investment Income Earned Per Share:     $0.0366

                 Net Asset Value Per Share 8/31/96:       $9.74

                                     30 Day Yield*:       4.55%

 Divided by          One minus the Tax Rate of 31%:        0.69
                                                        -------
 Equal                     Tax Equivalent Yield **:       6.59%

          Divided by one minus a tax rate of 37.21%:     0.6279
                                                        -------
 Equal                     Tax Equivalent Yield***:       7.25%




 *   Yield is calculated on a bond equivalent rate as follows:
                         6
 2[(($0.0366/$9.74)+1)-1]

 **  Assuming a tax rate of 31%

 *** Assuming a combined federal and Oregon tax rate of 37.21%

INVESTMENT PERFORMANCE -- EV TRADITIONAL SOUTH CAROLINA MUNICIPALS FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from October 2, 1992 through August 31, 1996 and for the 1 year period ended
August 31, 1996.  Total return for the period prior to the Fund's commencement of operations is for the Portfolio (or its predecessor) adjusted for the Fund's sales charge.


                                         VALUE OF A $1,000 INVESTMENT


                                VALUE OF       VALUE OF            TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    INITIAL        INVESTMENT     EXCLUDING SALES CHARGE    INCLUDING SALES CHARGE
PERIOD            DATE          INVESTMENT*    ON 08/31/96    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED

LIFE OF
FUND              10/02/92      $962.61        $1,185.40      23.14%      5.45%         18.54%      4.43%

1 YEAR ENDED
08/31/96          08/31/95      $962.21        $1,012.14      5.19%       5.19%         1.21%       1.21%





Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000 **
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period
                         P         =  an initial investment of $1,000 ***


  * Initial investment less the current maximum sales charge of 3.75%.

 ** The average annual total return including the sales charge is calculated based on an initial investment of $1,000 less the maximum initial sales charge of 3.75%.

*** The cumulative total return including the sales charge is calculated based on an initial investment of $1,000 less maximum initial sales charge of 3.75%.

                                              Exhibit 16



                  EV TRADITIONAL SOUTH CAROLINA MUNICIPALS FUND
          30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



                    For the 30 days ended 8/31/96:

                            Interest Income Earned:      $4,535
 Plus                       Dividend Income Earned:
                                                        -------
 Equal                                Gross Income:      $4,535

 Minus                                    Expenses:        $674
                                                        -------
 Equal                       Net Investment Income:      $3,861

 Divided by          Average daily number of shares
                     outstanding that were entitled
                              to receive dividends:      95,712
                                                        -------
 Equal      Net Investment Income Earned Per Share:     $0.0403

                 Net Asset Value Per Share 8/31/96:       $9.80

                                     30 Day Yield*:       4.99%

 Divided by          One minus the Tax Rate of 31%:        0.69
                                                        -------
 Equal                     Tax Equivalent Yield **:       7.23%

          Divided by one minus a tax rate of 35.83%:     0.6417
                                                        -------
 Equal                     Tax Equivalent Yield***:       7.78%




 *   Yield is calculated on a bond equivalent rate as follows:
                         6
 2[(($0.0403/$9.8)+1)-1]

 **  Assuming a tax rate of 31%

 *** Assuming a combined federal and South Carolina tax rate of 35.83%

INVESTMENT PERFORMANCE -- EV TRADITIONAL TENNESSEE MUNICIPALS FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from August 25, 1992 through August 31, 1996 and for the 1 year period ended
August 31, 1996.  Total return for the period prior to the Fund's commencement of operations is for the Portfolio (or its predecessor) adjusted for the Fund's sales charge.


                                         VALUE OF A $1,000 INVESTMENT


                                VALUE OF       VALUE OF            TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    INITIAL        INVESTMENT     EXCLUDING SALES CHARGE    INCLUDING SALES CHARGE
PERIOD            DATE          INVESTMENT*    ON 08/31/96    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED

LIFE OF
FUND              08/25/92      $962.74        $1,215.23      26.22%      5.96%         21.52%      4.97%

1 YEAR ENDED
08/31/96          08/31/95      $962.85        $1,015.93      5.52%       5.52%         1.59%       1.59%





Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000 **
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period
                         P         =  an initial investment of $1,000 ***


  * Initial investment less the current maximum sales charge of 3.75%.

 ** The average annual total return including the sales charge is calculated based on an initial investment of $1,000 less the maximum initial sales charge of 3.75%.

*** The cumulative total return including the sales charge is calculated based on an initial investment of $1,000 less maximum initial sales charge of 3.75%.

                                              Exhibit 16



                  EV TRADITIONAL TENNESSEE MUNICIPALS FUND
          30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



                    For the 30 days ended 8/31/96:

                            Interest Income Earned:      $6,439
 Plus                       Dividend Income Earned:
                                                        -------
 Equal                                Gross Income:      $6,439

 Minus                                    Expenses:        $786
                                                        -------
 Equal                       Net Investment Income:      $5,653

 Divided by          Average daily number of shares
                     outstanding that were entitled
                              to receive dividends:     141,561
                                                        -------
 Equal      Net Investment Income Earned Per Share:     $0.0399

                 Net Asset Value Per Share 8/31/96:       $9.72

                                     30 Day Yield*:       4.98%

 Divided by          One minus the Tax Rate of 31%:        0.69
                                                        -------
 Equal                     Tax Equivalent Yield **:       7.22%

          Divided by one minus a tax rate of 35.14%:     0.6486
                                                        -------
 Equal                     Tax Equivalent Yield***:       7.68%




 *   Yield is calculated on a bond equivalent rate as follows:
                         6
 2[(($0.0399/$9.72)+1)-1]

 **  Assuming a tax rate of 31%

 *** Assuming a combined federal and Tennessee tax rate of 35.14%

INVESTMENT PERFORMANCE -- EV TRADITIONAL VIRGINIA MUNICIPALS FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from July 26, 1991 through August 31, 1996 and for the 1 and 5 year periods ended
August 31, 1996.  Total return for the period prior to the Fund's commencement of operations is for the Portfolio (or its predecessor) adjusted for the Fund's sales charge.


                                         VALUE OF A $1,000 INVESTMENT


                                VALUE OF       VALUE OF            TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    INITIAL        INVESTMENT     EXCLUDING SALES CHARGE    INCLUDING SALES CHARGE
PERIOD            DATE          INVESTMENT*    ON 08/31/96    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED

LIFE OF
FUND              07/26/91      $962.73        $1,304.93      35.55%      6.14%         30.49%      5.36%

5 YEARS ENDED
08/31/96          08/31/91      $962.20        $1,291.33      34.20%      6.06%         29.13%      5.25%

1 YEAR ENDED
08/31/96          08/31/95      $962.85        $1,011.96      5.10%       5.10%         1.20%       1.20%


Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000 **
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period
                         P         =  an initial investment of $1,000 ***


  * Initial investment less the current maximum sales charge of 3.75%.

 ** The average annual total return including the sales charge is calculated based on an initial investment of $1,000 less the maximum initial sales charge of 3.75%.

*** The cumulative total return including the sales charge is calculated based on an initial investment of $1,000 less maximum initial sales charge of 3.75%.

                                              Exhibit 16



                  EV TRADITIONAL VIRGINIA MUNICIPALS FUND
          30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



                    For the 30 days ended 8/31/96:

                            Interest Income Earned:      $5,314
 Plus                       Dividend Income Earned:
                                                        -------
 Equal                                Gross Income:      $5,314

 Minus                                    Expenses:        $648
                                                        -------
 Equal                       Net Investment Income:      $4,666

 Divided by          Average daily number of shares
                     outstanding that were entitled
                              to receive dividends:     116,617
                                                        -------
 Equal      Net Investment Income Earned Per Share:     $0.0400

                 Net Asset Value Per Share 8/31/96:       $9.72

                                     30 Day Yield*:       4.99%

 Divided by          One minus the Tax Rate of 31%:        0.69
                                                        -------
 Equal                     Tax Equivalent Yield **:       7.23%

          Divided by one minus a tax rate of 34.97%:     0.6503
                                                        -------
 Equal                     Tax Equivalent Yield***:       7.67%




 *   Yield is calculated on a bond equivalent rate as follows:
                         6
 2[(($0.04 9/$72)+1)-1]

 **  Assuming a tax rate of 31%

 *** Assuming a combined federal and Virginia tax rate of 34.97%